                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

       /_/      Preliminary Proxy Statement

       /_/      Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)(2))

       /_/      Definitive Proxy Statement

       /_/      Definitive Additional Materials

       /X/      Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
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                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II, L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                       RICHARD L. SCOTT INVESTMENTS, LLC
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                                 KARL L. MEYER
                               ROBERT F. WALTERS
                                 FRANK J. TANKI
                                WILLEM VAN RIJN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
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   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     /_/    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     /_/    Fee paid previously with preliminary materials:

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     /_/    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

                                       -2-

            The  Computer  Horizons  Full  Value  Committee  (the  "Committee"),
together with the other participants named herein, is filing materials contained in this  Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in connection with the  solicitation of proxies against a proposed merger involving
Computer Horizons Corp. (the "Company") and Analysts  International  Corporation
to be  submitted  to a vote of the  shareholders  of the  Company  at a  special meeting of  shareholders  scheduled to be held  September 2, 2005. The Committee has  also  made a  preliminary  filing  with  the SEC of a proxy  statement  and accompanying  proxy card to be used to solicit  votes to remove and  replace the
Company's  existing  Board of  Directors  at a special  meeting of  shareholders scheduled to be held on September 22, 2005.

            Item 1: On August 30, 2005,  the following  article was published on
TheDeal.com, an online business and financial newsweekly.

CH GIRDS FOR VOTE ON $99M DEAL
BY KATE GIBSON Posted 04:16 EST, 30, Aug 2005

Looking to score  decisions in court and with  shareholders,  COMPUTER  HORIZONS
CORP. and dissident  investors  campaigned down to the wire before Friday,  Aug.
26's  vote  on the  company's  proposed  $99  million  acquisition  of  ANALYSTS
INTERNATIONAL CORP.

Another vote, this one on a proposal that would oust the company's board, is set for late September.

Computer Horizons,  of Mountain Lakes,  N.J., on Tuesday,  Aug. 30, reiterated a
call  to   shareholders   urging  them  to  approve   its  planned   union  with
Minneapolis-based Analysts International.

In a statement,  Computer  Horizons,  a provider of  information  technology and staffing  services,  said  opposition  to the deal comes from a "small group" of investors seeking short-term gains.

That group is led by New York hedge fund CRESCENDO  PARTNERS LP and its managing partner,  Eric Rosenfeld.  A court hearing scheduled for Tuesday in the New York
Supreme Court was rescheduled for Wednesday afternoon.

"We're looking forward to Friday," Rosenfeld said, who said he is legally barred from predicting results of or otherwise discussing the merger vote.

The state court last week denied a request from  Crescendo  for an injunction to block Computer  Horizons from  completing the deal with Analysts  International.
Crescendo  alleges that Computer Horizons is  misrepresenting  the purchase as a merger of equals to increase its odds of  obtaining  shareholder  approval.  The hedge fund maintains the company must secure backing from at least two-thirds of all shares to complete the deal, while Computer  Horizons  maintains all that is needed is a simple majority.

Computer  Horizons  would own 52% of the merged  entity,  and each company would have equal representation on its 10-member board.

Crescendo had also asked the court to force  Computer  Horizons to set a special shareholders meeting to vote on its proxy challenge. Computer Horizons scheduled the meeting for Sept. 22 and set Sept. 12 as the record date for shareholders.

Crescendo  holds a 10.3%  stake in  Computer  Horizons,  but held  only  6.5% of company  shares as of July 15,  the  voting  date of  record.  Investment  firms
AURELIAN PARTNERS LP and GRAHAM PARTNERS LP, which together own 1.3% of Computer
Horizons, also are opposing the deal.

Proxy solicitors INSTITUTIONAL  SHAREHOLDERS SERVICES INC. and GLASS LEWIS & CO.
have advised Computer Horizons shareholders to reject the deal.

Computer  Horizons  in  April  said it  would  acquire  Analysts  International, offering  1.5 shares of its stock for each  share in the  target.  The  company, which  would be called  International  Horizons  Group  Inc.,  would have annual revenues of about $600 million.

                  CERTAIN INFORMATION CONCERNING PARTICIPANTS

On  August  11,  2005,   The  Computer   Horizons  Full  Value   Committee  (the
"Committee"),  together with the other Participants (as defined below),  filed a definitive proxy statement and  accompanying  proxy card with the Securities and
Exchange  Commission  ("SEC")  to be used to  solicit  votes  against a proposed
merger   involving   Computer   Horizons  Corp.  (the  "Company")  and  Analysts
International  Corporation to be submitted to a vote of the  shareholders of the
Company at a special meeting of  shareholders  scheduled to be held on September
2,  2005  (the  "Merger  Special  Meeting").  The  Committee  has  also  made  a preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes to remove and replace the Company's  existing  Board of Directors at a special meeting of  shareholders  called for such purpose (the
"Directors Special Meeting").

THE COMMITTEE STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENTS AND OTHER PROXY MATERIALS  RELATING TO THE MERGER SPECIAL MEETING AND
DIRECTORS  SPECIAL  MEETING  AS  THEY  BECOME  AVAILABLE  BECAUSE  THEY  CONTAIN
IMPORTANT  INFORMATION.  SUCH PROXY  MATERIALS ARE AVAILABLE AT NO CHARGE ON THE
SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN  ADDITION,  THE  PARTICIPANTS  IN THE
SOLICITATIONS WILL PROVIDE COPIES OF THE PROXY MATERIALS,  WITHOUT CHARGE,  UPON
REQUEST.  REQUESTS  FOR COPIES  SHOULD BE  DIRECTED TO THE  PARTICIPANTS'  PROXY
SOLICITOR,  MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: (800) 322-2885 OR
BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS IN THE PROXY  SOLICITATIONS  ARE CRESCENDO  PARTNERS II, L.P.,
SERIES R,  CRESCENDO  INVESTMENTS  II, LLC,  ERIC  ROSENFELD,  F. ANNETTE  SCOTT
FLORIDA TRUST,  RICHARD L. SCOTT FLORIDA TRUST, SCOTT FAMILY FLORIDA PARTNERSHIP
TRUST,  RICHARD L. SCOTT INVESTMENTS,  LLC, RICHARD L. SCOTT,  STEPHEN T. BRAUN,
KARL L.  MEYER,  ROBERT F.  WALTERS,  FRANK J.  TANKI,  WILLEM  VAN RIJN AND THE
COMPUTER  HORIZONS  FULL  VALUE  COMMITTEE  (THE  "PARTICIPANTS").   INFORMATION
REGARDING THE PARTICIPANTS  AND THEIR DIRECT OR INDIRECT  INTERESTS IS AVAILABLE
IN  THEIR  SCHEDULE  13D  JOINTLY  FILED  WITH  THE SEC ON  JULY  22,  2005,  AS
SUBSEQUENTLY AMENDED ON JULY 27, 2005 AND AUGUST 19, 2005.